UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         April7, 1997



                             TRITON ENERGY LIMITED
            (Exact name of registrant as specified in its charter)



    Cayman Islands                       1-11675          None
    (State or other jurisdiction of    (Commission       (IRS  Employer
       incorporation)                  File Number)   Identification  No.)


                 Caledonian  House,  Mary  Street
                      P.O.Box  1043
                      George  Town
                 Grand Cayman, Cayman Islands                   NA
                 (Address of principal executive offices)    (Zip  Code)



    Registrant's telephone number, including area code  (345)949-0050




                               N/A
        (Former name or former address, if changed since last report)



ITEM  5.    OTHER  EVENTS.

     Filed as an exhibit to this Current Report on Form 8-K is the Computation of Pro Forma Earnings to Fixed Charges for the year ended December 31, 1996 assuming that the issuance by Triton Energy Limited and Triton Energy Corporation, on a joint and several basis, of their 8 3/4% Senior Notes due 2002 and 9 1/4% Senior Notes due 2005 was completed on January 1, 1996.



ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  No.                              Description

99.1                    Computation  of  Pro  Forma Earnings to Fixed Charges.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TRITON  ENERGY  LIMITED



Date:  April  8,  1997       By:      /s/
                                Robert  B.  Holland,  III,  Senior  Vice
                                President  and  General  Counsel